Exhibit 99.1
March 8, 2010 Liberty Acquisition Holdings Corp. Investor Presentation

SafeHarborStatement Disclaimer This presentation does not constitute an offer to sell, or an invitation to subscribe for or purchase, any securities or the solicitation of any approval in any jurisdiction, nor shall there be any sale, issuance or transfer of the securities referred to in this presentation in any jurisdiction in contravention of applicable law. This presentation is not an offer of securities for sale in the United States. No securities will be offered or sold in the United States absent registration or an exemption from registration. This presentation does not constitute a prospectus or prospectus equivalent document. This presentation is not intended for distribution to, or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements This presentation may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Promotora de Informaciones, S.A. ("Prisa"), Liberty Acquisitions Holdings Corp. ("Liberty") and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement between Prisa and Liberty (the "Business Combination Agreement"), including, but not limited to, the inability of Prisa to enter into definitive documents with its lenders regarding a restructuring of Prisa's indebtedness; (2) the outcome of any legal proceedings that may be instituted against Prisa and others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain Liberty stockholder approval, Liberty warrantholder approval or Prisa stockholder approval, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the combination of Prisa and Liberty; (7) costs related to the proposed combination; (8) the limited liquidity and trading of Liberty's securities; (9) changes in applicable laws or regulations; (10) the possibility that Prisa may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in Prisa's or Liberty's filings with the SEC. Readers are referred to Liberty's most recent reports filed with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It This document may be deemed to be solicitation material in respect of the proposed business combination involving Prisa and Liberty. In connection with the proposed business combination, Prisa intends to file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of Liberty that also constitutes a prospectus of Prisa. Liberty will mail the proxy statement/prospectus to its stockholders and warrantholders. Liberty stockholders, warrantholders and other investors are urged to read the proxy statement/prospectus regarding the proposed business combination and warrant amendment when it becomes available because it will contain important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters. When available, you will be able to obtain copies of all documents regarding this business combination, warrant amendment and other documents filed by Liberty with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to Liberty Acquisition Holdings Corp., 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa will also file certain documents with the Spanish Comision Nacional del Mercado de Valores (the "CNMV") in connection with its shareholders' meeting to be held in connection with the proposed business combination, which will be available on the CNMV's website at www.cnmv.es. Participants in the Business Combination Prisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the business combination will be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC. Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty's stockholders in respect of the proposed business combination and from the warrantholders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty's annual report on Form 10-K for the year ended December 31, 2009, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination and proposed warrant amendment) and the other relevant documents filed with the SEC.

IntroductiontothePresentationTeam Liberty Acquisition Holdings Leadership Grupo Prisa Leadership Martin E. Franklin Chairman of Liberty Acquisition Holdings Corp. Chairman and Chief Executive Officer, Jarden Corporation (NYSE; JAH) a Fortune 500 company Currently a director of GLG, one of the largest alternative asset managers in Europe with over $20bn in net AuM Also a principal and executive officer of a number of private investment entities Nicolas Berggruen CEO of Liberty Acquisition Holdings Corp. Chairman of Berggruen Holdings Also a principal and executive officer of a number of private investment entities Juan Luis Cebrian CEO of the Prisa Group Chairman of its Executive Commission Board member of El Pais, Cadena Ser and Sogecable Ignacio Santillana Chief Operating Officer of Prisa since 2001 Previously held positions at GTE (U.S.A.), Telefonica, Telefonica Internacional, AEB and Enisa

TableofContents Transaction Highlights Overview of Grupo Prisa The Path Forward SECTIONS APPENDIX A: Additional Prisa Materials B: Additional Transaction Details C: Trading Comparables

TransactionHighlights

Transaction Overview

TRANSACTION DETAILS[2]	• Each Liberty share to receive a targeted value of $11/share[1] in the form of 1.547 Prisa Ordinary Shares and 0.358 Prisa Non-Voting Convertible Shares, which will be represented by Prisa American Depository Shares ("ADS") • Each Liberty warrant to receive a targeted value of $2.15 in the form of $1.04 in cash, 0.156 of a Prisa Ordinary Share and 0.036 of a Prisa Non-Voting Convertible Share, which will also be represented by Prisa ADS[1] • 212.1 million[2] Prisa Ordinary Shares will be issued to Liberty shareholders • 49 million[2] Prisa Non-Voting Convertible Shares, each with a face value of $10 and a 7% annual cash coupon, will be issued to Liberty shareholders • Convertible at a price of €4.50 (into 1.63 Prisa Ordinary Shares) two years from closing; convertible at the option of Prisa at the same price starting 5 years from closing • All the above figures are based on the agreed Deal Price of €3.518 and $/€ exchange rate of 1.364 • Concurrently, Prisa has announced a Rights Issue reserved for its current minority shareholders to raise up to €45 million[3]
DEBT RESTRUCTURING	• Restructuring of syndicated facility and bridge facility are key conditions to closing of the deal • Bridge facility is being extended to May 2013 • Liberty cash infusion facilitates closing of previously announced sales • Debt service and maturities brought in line with operating cash flow generation
PRO FORMA OWNERSHIP[2]	• Prisa Historical Shareholders: 35.6% (pre-conversion), 30.05% (post-conversion) • Other Current Prisa Shareholders: 15.2% (pre-conversion), 12.8% (post-conversion) • Liberty Shareholders: 49.2% (pre-conversion), 57.1% (post-conversion)
MANAGEMENT	• Seasoned Prisa management team • Strengthened with Liberty designating a Board Member
TIMETABLE / OTHER	• Closing anticipated in June 2010 • The ADSs representing Prisa's Ordinary Shares and Non-Voting Convertible Shares will be traded in the US (NASDAQ or NYSE)

Note:
1 Actual value will vary depending on exchange rate and market price of Prisa shares at closing
2 Pro forma ownership and other references throughout the presentation assume no redemption of Liberty shares, and prior to Rights Issue
3 For details of the offering refer to page 44

>> **Transaction Highlights**>>Overview of Grupo Prisa Business>>The Path Forward>>

5

Liberty/Prisa Transaction Highlights

- **Liberty transaction returns leverage to sustainable levels**
  - Triggers restructuring of current €5 billion of debt
  - Allows Prisa to complete announced cash asset sales of €1.3 billion and an equity swap of 100% in Cuatro for 18.3% in Telecinco
  - Together with asset sales, reduces total leverage from 7.1x to 4.7x 2010E projected EBITDA
  - Enables €1.8 billion bridge facility due March 2010 to be extended to May 2013
- **Allows management to focus on growth strategy**
  - Servicing leverage and asset sales no longer the only priority
  - Management will have capital and liquidity to support future strategic initiatives
- **Increases free float and market cap, attracting a new investor base**
  - Free float to rise from approximately ~€230 million to over €1.2 billion[1] (at Deal Price)
  - Diversification of investor base toward key US market
  - Creation of an attractive Convertible Security with a 7% coupon and ~36% conversion premium to current market[2]
- **Attractive valuation**
  - Deal Price is at a 5% discount to its 30 day high, a 21% discount to its 52 week high, and a 80% discount to its 3 year high[2]
  - Prisa is currently trading at a discount to its peers on a P/E basis
  - Combined Prisa/Liberty valued at 9.5 – 11.7x 2010E P/E[3] and 6.9 – 9.5x 2011E P/E[3]

Note:
1 Based on fully diluted shares outstanding
2 As of March 5, 2010
3 Based on Company fully-diluted EPS guidance, pro forma for recapitalization and excluding one-time items

>> **Transaction Highlights** >>Overview of Grupo Prisa Business>>The Path Forward>> 6

Summary of Liberty-Backed Recapitalization

ANTICIPATED CASH SOURCES & USES[1]



€2,500
€2,000
€1,500
€1,000
€500
€0
1,300
660
1,960
1,960
1,701
199
60
Asset Sales (3)
Liberty and Rights Issue Proceeds (4)
Sources
Uses
Debt Repayments
Company Needs
Transaction Costs

Prisa DE-LEVERAGING[2]



7.5x
7.0x
6.5x
6.0x
5.5x
5.0x
4.5x
4.0x
3.5x
3.0x
7.1
6.9
4.7
4.3
Reduction in leverage by 2.4x (2.5x for net debt)
Pre
Post
Total Debt / '10E EBITDA
Net Debt / '10E EBITDA

- €1.7bn debt reduction (Liberty transaction + announced divestitures)
- Enhanced liquidity with ~€100mm to cover working capital requirements
- Extension of average debt maturity to 3.7 years

Note:
1 See page 38 for details of new capital structure and terms
2 Based on 2010E EBITDA as projected by the Company
3 Subject to anti-trust clearance as required and other closing conditions; estimated net of transaction expenses
4 Illustrative figure based on the deal exchange rate of €1.00 = $1.364

Source: Company Information

>> Transaction Highlights >> Overview of Grupo Prisa Business >> The Path Forward >>

7

LeverageIsSustainablePostLiberty-BackedRecapitalization From 2010 to 2012, the Company should generate enough cash to meet its debt obligations No debt repayment obligations in 2010 (post-recapitalization); is intended to create a cash buffer in excess of €400mm to support liquidity needs going forward Refinancing of debt obligation in 2013 should be accomplished on the back of: Improved credit profile of the Company (cash flow buffer generated in 2010 - 2012) Improved growth prospects (progressive recovery of advertising market) >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> PROJECTED PRE-TAX OPERATING CASH FLOWS1 VS. SCHEDULED INTEREST EXPENSE AND DEBT AMORTIZATIONS Note: 1 Current Company projections may vary depending upon economic and market conditions. Estimated pre-tax interest expense is projected by Company based on projected Euribor yields; pro forma for recapitalization 2 Defined as EBITDA minus CapEx. Based on Company projections €585 €614 Source: Company Information No operating cash flow projections available for 2012 €2,409

Enhanced Stock Liquidity through Increased Public Float

PRE-TRANSACTION


30%
70%
Float
Historical Shareholders

POST-TRANSACTION[1]


30%
41%
13%
16%
Total Float: ~70%
Float - Ordinary Shares
Float - Non-Voting Convertible Shares
Original Float
Historical Shareholders

Madrid Listing
Mostly Spanish Investor Base
Market Capitalization[3]: ~€770mm
Free Float[3]: ~€230mm

Madrid and NYSE or Nasdaq Listing[1,2]
Global Investor Base
Market Capitalization[3]: ~€1,800mm
Free Float[3]: ~€1,260mm

Note:
1 Post conversion of Non-Voting Convertible Shares ; prior to effective Rights offering
2 Will consist of 511.1 million Ordinary Shares (post conversion): 42.8% currently issued Ordinary Shares , 41.5% of newly issued Ordinary Shares represented by ADSs and 15.7% of Non Voting Convertible Shares
3 Based on Deal Price

Source: Company Information and Capital IQ

>> **Transaction Highlights**>>Overview of Grupo Prisa Business>>The Path Forward>>
9

CompellingValueProposition:StockTradingCloseToHistoricalLows STOCK TRADING CLOSE TO HISTORICAL LOWS Current Price: €3.30 Deal Price: €3.518 Deal Price Discount to: 30-Day High: 5% 52-Week High: 21% 3-Year High: 80% >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Source: Capital IQ

Compelling Value Proposition: Attractive Valuation

Pro Forma for Liberty Transaction and minority asset sales; Prisa would trade at ~28% discount on '10E and ~35% discount on '11E compared to peers on a P/E basis[1]



18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
11.7x
9.5x
9.5x
6.9x
12.9x
11.2x
16.9x
13.7x
14.4x
12.8x
2010E Peers: Avg.: 14.7x
2011E Peers: Avg.: 12.6x
Prisa (2)
Publishing (3)
Audiovisual (3)
Diversified (3)
2010E
2011E

Note:
1 Based on mean of Prisa range
2 Based on Company guidance; with projected pro-forma EPS excluding extraordinary and one-time items and assuming fully diluted shares outstanding of 511.1mm
3 Based on median of comparables. Comparables include: Publishing: Reed Elsevier, RCS Media, Lagardere, Arnoldo Mondadori Editore SpA, John Wiley & Sons, The McGraw-Hill Companies, Pearson; Diversified: Walt Disney, Time Warner, News Corp., Viacom; Audiovisual: BskyB, Cyfrowy Polsat, ITV, TF1, Metropole Television M6, Gestevision Telecinco, S.A., Antena 3 de Television , RTL Group, Mediaset, ProSiebenSat.1 Media AG

Source: Company Information and Capital IQ

>> >> **Transaction Highlights** >> Overview of Grupo Prisa Business >> The Path Forward >>

11

OverviewofGrupoPrisa

GrupoPrisaInvestmentThesis

LEADING MARKET POSITIONS IN SPANISH AND PORTUGESE SPEAKING WORLD	• Audiovisual: #1 in Spanish PayTV (Digital +, Canal +), #1 in Free-to-Air("FTA") (TVI/Telecinco-Cuatro) and #3 audiovisual production in the Iberian Peninsula • Educational and Trade Publishing: Market leader in Spanish and Portuguese speaking world (Santillana); Leader in trade publishing in Latin America • Press: #1 daily newspaper (El Pais), #2 daily sports newspaper (As) and #2 economic newspaper (CincoDias) in Spain, plus 15% stake in the world's largest French newspaper (Le Monde) • Radio: Largest Spanish speaking news network in the world with leadership position in Spain, Columbia and Chile
PORTFOLIO OF PREMIUM BRANDS	• Recognized as the local leader across verticals in a number of Spanish and Portuguese language markets • El Pais, Santillana, 40 Principales, Digital+, Canal+, Cadena Ser and TVI are among the most recognized and well-regarded brands in their respective verticals
DIVERSIFIED REVENUE STREAMS	• 31% of revenue from subscribers, 28% from advertising and 19% from books and training in 2009 • Resilience of education and subscription businesses in terms of growth and profitability balances out cyclicality of advertising markets
ROBUST GROWTH POTENTIAL	• Traditional business: all businesses are profitable; growth based on geographic expansion, new products and exploiting cross-business synergies • Digital business: accelerate current penetration in the digital market; extract value from underutilized digital assets; migrate towards device-agnostic business model

Source: Company information

>>
>> Transaction Highlights>>**Overview of Grupo Prisa Business**>>The Path Forward>>
13

BusinessOverview Source: Company information EXTENSIVE FOOTPRINT IN THE SPANISH AND PORTUGUESE SPEAKING WORLD WITH LEADING MARKET POSITIONS >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Audiovisual Publishing Radio Press Market: Market: Market: Market: Pos. Share Pos. Share Pos. Share Pos. Share 1 Spain 1 49% 1 22% 1 52% 1 27% 2 Portugal 1 36% 3 8% 2 23% Mexico 1 21% 3 12% Columbia 1 19% 1 39% Chile 2 10% 1 47% Argentina 1 23% 3 12% Brazil 1 14% Covering a Spanish/Portuguese speaking population surpassing 620 million people Transaction Highlights Overview of Grupo Prisa Business The Path Forward

Leading Market Positions Across Businesses and Geographies

AUDIOVISUAL

- **Digital + (56% ownership)** – #1 PayTV operator in Spain reaching 1.8 million households
  - 49% subscriber market share; 68% revenue market share
  - Highest ARPU in Western Europe
- **Media Capital (64.7% ownership)** – #1 free-to-air (FTA) TV operator in Portugal (TVI)
  - 36% audience share; 49% revenue market share
- **Telecinco / Cuatro (18.3% ownership)** – #1 FTA TV operator in Spain
  - 25% audience share; 45% revenue market share
- **Plural** – #3 audiovisual production company in Spain/Portugal
- **VME (12% ownership)**[1] – one of the largest distribution networks in US Hispanic TV market reaching 60% of US Hispanic households

PUBLISHING

- **Santillana (75% ownership)** – market leader in editorial and educational content in Spanish and Portuguese speaking countries:
  - More than 125 million books sold in 2009
  - #1 player in educational publishing across all geographies
  - One of the top three players in language and trade publishing across all geographies
  - Presence in 22 countries, with 65% of revenue derived from fast-growing Latin American markets
  - Strong relationships with government agencies
  - Trade publishing brands include: Alfaguara, Aguilar, Taurus and Suma

PAY TV

FREE-to-AIR

AUDIOVISUAL PRODUCTION / DISTRIBUTION

EDUCATION

GENERAL EDUCATION

Note:
1 With an option to get control

Source: Company information

>> Transaction Highlights >> **Overview of Grupo Prisa Business** >> The Path Forward >>

15

Leading Market Positions Across Businesses and Geographies

PRESS

- **El Pais (100% ownership)** – #1 daily newspaper in Spain
  - 392,000 daily copies sold; 16 million monthly internet users
  - The only profitable reference newspaper in Europe
- **As (100% ownership)** – #2 daily sports newspaper in Spain
  - 215,300 daily copies; 12.4 million internet users
- **Cinco Dias (100% ownership)** – #2 economic newspaper in Spain
  - 33,300 daily copies; 1.2 million internet users
- **Le Monde (15% ownership)[1]** – world's largest French newspaper sold in 120 countries

GENERALIST

SPEICALIST

MAGAZINES

RADIO

- **Union Radio (73.5% ownership)** – largest Spanish speaking news network in the world, with #1 audience market shares in Spain, Columbia and Chile:
  - 1,270 radio stations
  - 26 million listeners across 10 countries
  - 52% audience market share in Spain
  - 41 web sites with 10+ million unique users
  - 100% of content digitized and available

TALK RADIO

MUSIC

MANAGEMENT

Note:
1 With an option to share control

Source: Company information

>> Transaction Highlights >> **Overview of Grupo Prisa Business** >> The Path Forward >>

16

DiversifiedPlayerofScale TOTAL REVENUE 2009 Telecinco € 656 Antena3 € 704 Vocento € 751 Mondadori € 1,505 RCSMedia € 2,206 TF1 € 2,365 Prisa € 3,209 Source: Company information and JCF Group, January 2010 % REVENUE 2009 by REVENUE STREAM % REVENUE 2009 by COUNTRY % REVENUE 2009 by SEGMENT TOTAL REVENUE 2009 LARGEST DIVERSIFIED AUDIOVISUAL GROUP IN EUROPE... ....DIVERSIFIED ACROSS BUSINESSES AND GEOGRAPHIES >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

ConsolidatedPerformanceAndProjections >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Source: Company information Revenue: Actual and Projections EBITDA: Actual and Projections EBITDA - CapEx: Actual and Projections Note: Transaction Highlights Overview of Grupo Prisa Business The Path Forward Current Company projected EBITDA may vary depending upon economic and market conditions in a range between €650mm and €704mm Current Company projected EBITDA may vary depending upon economic & market conditions and realization of the Operating Efficiency Plan in a range between €735mm and €837mm

EPSGuidance

(€ in millions, exept where noted)

	2010		2011		
	Low	Base	Low	Base	Comments
EBITDA	**650**	**704**	**735**	**837**	2010 projections: low end of range represents estimated potential impact of adverse econmonic and market conditions 2011 projections: high end of range includes estimated cost savings from Operating Efficiency Plan
EBIT	438	492	536	638	
Financing Income and Expenses, Net	154	154	165	165	Includes financial income, interest expense and other financing items, such as estimated impact from exchange rate fluctuations, emerging market inflation adjustments and impact of derivative instruments, among other. Estimated interest expense is based on projected Euribor yields and is pro forma for recapitalization: assumes Liberty and rights offerings proceeds of €660 mm and asset sales proceeds of €1.3 billion
Income from Affiliates	1	1	34	34	Includes estimated income from minority holdings and other investments, such as stakes in Telecinco, Le Monde and Delado, among other
Tax Expenses	85	101	111	142	Estimated based on 30% corporate tax rate
Results before Minority Interests	**200**	**238**	**294**	**365**	
Total Minority Interests	48	48	106	106	Includes estimated payments to minority shareholders of Santillana, Media Capital, Digital+, Union Radio, Prensa, among others
Net Income	152	190	188	259	
Shares Outstanding, mm (fully diluted)	511.1	511.1	511.1	511.1	Pro forma for Liberty transaction, post-converion of Non-Voting Convertible Shares.
EPS (per share)	**0.30**	**0.37**	**0.37**	**0.51**	Based on pro forma fully diluted shares outstanding

Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011
Projections do not include: restructuring reserves, capital gains/losses, goodwill related to sale of assets, transaction expenses and other one-time and non-recurring charges

Source: Company information

>> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

19

ThePathForward

PlatformForAcceleratedFutureGrowth Source: Company information Transform traditional media businesses Maximize Value of D+ Growth Engine Focus on key international growth markets Adjust business model to extract maximum value from existing assets Leverage key strategic partnerships Pay TV in Spain remains under-penetrated D+ is strongly focused on differentiating pricing through value added services and advanced technology offerings Brazil / Latin America: Publishing and Audiovisual Production US / Mexico: Publishing, Radio and Audiovisual Integrate business units Extract synergies from transversal initiatives Leverage resources and capabilities across business units Accelerate Digital Growth Accelerate penetration in the digital market utilizing a consumer oriented strategy Extract value from underutilized digital assets Streamline Cost Structure Past efficiency programs successful; new plans in place Targeting additional €50 million EBITDA impact between 2010 & 2011 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

Audiovisual: Technology Driven Growth

Strategy

Leverage existing assets and new strategic partnerships

- Multi-distribution strategy: channels in Asymmetric Digital Subscriber Line ("ADSL"), Cable, & Direct-to-Home ("DTH")
- Lever current production capabilities to expand the sales of content in the US, Latin America and other countries
- Development of "one-stop shop" audiovisual production centre in Lisbon
- Margin increase from decreased cost of acquiring content and lower subscriber acquisition costs
- Strategic Partners: Telecommunications technology, scale and best practices sharing synergies

Strategic Partnerships: Mediaset Group Telefonica

Growth Drivers: Projected Subscriber Growth



2,500
2,000
1,500
1,000
500
0
(000s Subs)
0
204
407
1,846
1,786
1,793
2009
2010E
2011E
DTH
Wholesale

Revenue: Actual and Projections[1]



2,500
2,000
1,500
1,000
500
0
(€mm)
2,169
1,771
1,639
1,506
2008A
2009A
2010E
2011E

EBITDA: Actual and Projections[1]



500
400
300
200
100
0
(€mm)
30%
25%
20%
15%
10%
382
343
382
387
17.6%
19.4%
23.3%
25.7%
2008A
2009A
2010E
2011E
EBITDA
Margin (%)

Note:
1. Projections do not represent additional upside from Telecinco

Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011

22

>> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

Source: Company information

D+ Initiatives to Drive Growth While Sustaining Cash Flow

- Pay TV in Spain remains significantly under-penetrated
- D+ is now strongly focused on differentiating pricing through value added services
  - Proactively drive Personal Video Recorder ("PVR"), High Definition ("HD"), MultiRoom
  - New set top box pricing model (monthly lease versus sale)
- All of these have been successfully implemented by operators in other markets
- Further innovation from Video-on-Demand ("VoD") (Autumn 2010) and 3D (in time for World Cup)
- Package of exclusive channels to be offered to other Pay TV providers, driving new stream of high margin wholesale revenues

Pay TV Penetration Upside


60%
50%
40%
30%
20%
10%
0%
49%
42%
41%
27%
UK
France
Italy
Spain

Services Penetration Upside


80%
70%
60%
50%
40%
30%
20%
10%
0%
67%
47%
21%
5%
5%
2%
PVR
HD Service
Multiroom
Digital +
Sky

Source: BskyB/Digital+ results Dec'09

>>
>> Transaction Highlights>>Overview of Grupo Prisa Business>>**The Path Forward**>>
23

Publishing:StrongProspectsForTransformation Source: Company information and All Global Monitoring Report 2010 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Strategy Growth Drivers: Present in Countries with High Focus on Education Revenue: Actual and Projections EBITDA: Actual and Projections Continue expansion to teaching services, technology model and ebooks MORE THAN JUST A BOOK... + + Customization Teaching materials School consulting Teacher training Assessment Platform for students, teachers and parents Printed materials Services Technology Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011

Radio:HighGrowthExpansionStrategy Source: Company information and Zenith Optimedia 2009 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Strategy Growth Drivers: Projected Radio Advertising Growth (Indexed at 2009) Revenue: Actual and Projections EBITDA: Actual and Projections Geographic and content expansion Expected growth based on geographical expansion of business, new products and increased efficiency Enhance digital business by developing segmented content offerings, cross selling strategies and partnerships Integration of the music value chain with growing segments of the industry leveraging the rest of the Prisa assets (e.g., artist representation, events, concerts, tours, merchandising) The company has plans in progress with a financial sponsor to acquire Hispanic radio assets in the US Produce and distribute new PayTV music channels for Spain, Latin America and US Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011

Press:TransitionToContentProvider Source: Company information and Zenith Media December 2009 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Strategy Growth Drivers: Actual and Projections Revenue: Actual and Projections EBITDA: Actual and Projections Embrace industry's digital transformation - Become device agnostic Focus on content production and outsourcing of non core activities Advertising: JV Back office: outsourcing Print: For sale Spanish Press Advertising Investment Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011

IntegrationOfBusinessUnits Silo Revenue Consumer Publishing Consumer Integration Digital Transformation Prisa is an integrated company providing relevant content across multiple distribution channels Cross-sales Czar Foster and promote collaboration among current business units and development of cross-silo business opportunities (synergies) Develop a systematic approach to uncover new joint business opportunities Formulation of a compensation structure that drives and encourages integration >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Source: Company information

TransformationalProgramsSuccessfullyImplemented Prisa has realized €243million of savings in 2009 via efficiency initiatives across its businesses Additional efforts are expected to add an incremental €50m of EBITDA between 2010 and 2011 Prisa will enter the economic recovery with an efficient cost base Operating Expense ("OPEX") Reduction Across Business Lines1 1. From January to December, 2009 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>> Source: Company information

FocusonInternationalMarketswithHighGrowth Source: Company information and Zenith Report, December 2009 Publishing / Santillana Increase presence in Brazil across all segments Expand Brazilian technology of integrated learning systems to other Latin American countries Build through strategic acquisitions Increase public sales Increase circulation in Latin America and digital readership Radio Audiovisual Press Continue to build market presence using one of the largest distribution networks in the US Hispanic TV market - VME Lever current production capabilities to sell content in Latin America, US, Portuguese speaking countries like Angola Advertising revenue on Hispanic cable networks is expected to grow at 25% annually between 2009 - 2011 PayTV music channels for all the countries The company has plans in progress with a financial sponsor to acquire Hispanic radio assets in the US Business development of Network syndication in markets totaling 49% of the total U.S. Hispanic population, both in talk and music radio Advertising revenue in the US Hispanic radio market is expected to grow at 5% annually between 2009 - 2011 >> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

Accelerate Digital Growth

- Digital strategy focuses on centralizing customer information and content across divisons and external distribution platforms to drive low marginal cost revenue

Centralized Users Database:
Creation of a single Integrated Customers Marketing Database for the Group across divisions

New Sources of Revenue:
Better understanding of customers will generate new business models based on segmentation and communities, e.g. integration of music value chain

Content Data Management Platforms:
Integration of content data management platforms across divisions and external distribution platforms

Technology Partnerships:
Implementation of partnerships to maximize online interactivity with the Spanish speaking community worldwide

- **Measures implemented to date:**
  - **Hired new head of digital**
  - **Customer marketing database with over 4 million records**
  - **Hired new head of transversal**
  - **Creation of cross-sales opportunities across businesses and countries**

- **Successes to date:**
  - **30 million unique users per month in all segments**
  - **Over 18 million songs streamed per month from 40 Principales and Cadena Ser**
  - **El País.com reaches +15 million readers per month**
  - **Over 12 million videos streamed through all of Prisa's websites monthly**
  - **€24mm of revenue and positive EBITDA in 2009**

Becoming a device agnostic "one stop shop" for education, information and entertainment

Source: Company information

30

>> Transaction Highlights>>Overview of Grupo Prisa Business>>The Path Forward>>

Appendices

AppendixA:AdditionalPrisalMaterials

GroupStructure Source: Company information Notes: Based on 2009 Revenue and EBITDA 1. Net of corporate overhead Grupo Prisa Revenue: €3,209mm EBITDA: €6241mm Press Revenue: €416mm EBITDA: €53mm Radio Revenue: €377mm EBITDA: €100mm Publishing Revenue: €617mm EBITDA: €152mm Audiovisual Revenue: €1,771mm EBITDA : €343mm El Pais Cinco Dias Magazines 100% 100% 100% Union Radio 73.5% Grupo Santillana 75% Media Capital Sogecable 65% 100% Digital+ Telecinco 56% Digital Revenue: €24mm EBITDA: €1mm 18.3% As Le Monde 75% 15% VME 12% 100% Corporate Structure - Pro Forma for Pending Minority Sales >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>>

Audiovisual:ImpactofPendingMinoritySales Source: Company information and Capital IQ Prisa Audiovisual EBITDA : €343 mm Notes: Based on 2009 EBITDA. Cash proceeds are estimated, net of transaction expenses Highlighted in color are business lines affected by recent minority asset sales and Telecinco merger Based on implied transaction value As reported; not pro forma for Telecinco / Cuatro transaction Sogecable EBITDA: €290 mm Media Capital EBITDA: €52 mm 94.7% Digital+ €307 mm Cuatro (€17) mm 65% 56% 18.3% 100% Public 5.3% 100% 100% Prisa Audiovisual EBITDA: €3432 mm Sogecable EBITDA: €290 mm Media Capital EBITDA: €52 mm Digital+ €307 mm Telecinc o €119 mm 100% Ongoing Media 30% Cash proceeds to Prisa for 44% in Digital+: €970 mm Cash proceeds to Prisa for 30% in Media Capital: €100 mm 100% of Cuatro is swapped for 18.3% of Telecinco Minority Sales Status Quo Pro Forma for Minority Sales Telefonic a 22% 22% Mediaset 41.2% Public 40.4% Cuatro (€17) mm 100% Total consideration: Cash: ~€1,070 Equity: ~€500 mm1 (18.3% in Telecinco) + + = Public 5% VME 12% VME 12% >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>>

Publishing:ImpactofPendingMinoritySales Source: Company information Prisa Publishing EBITDA: €152 mm Santillana EBITDA: €152 mm 75% 100% Prisa Publishing EBITDA: €152 mm Santillana EBITDA: €152 mm DLJ South American Partners Cash proceeds to Prisa for 25% in Santillana: €230mm Minority Sale Status Quo Pro Forma for Minority Sale 25% >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> Notes: Based on 2009 EBITDA. Cash proceeds are estimated, net of transaction expenses

SummaryFinancials:ReportedandCompanyProjections (€mm) 2008A 2009A 2010E 2011E Revenue Press 504 416 437 444 Radio 415 377 383 397 Publishing 608 617 675 724 Audiovisual 2,169 1,771 1,639 1,506 Digital 37 24 29 35 Other Revenues 434 104 86 69 Eliminations (165) (99) (102) (87) Total 4,001 3,209 3,146 3,088 EBITDA Press 67 53 56 57 Radio 102 100 106 110 Publishing 134 152 163 180 Audiovisual 382 343 382 387 Digital 3 1 3 8 1 Others (14) (25) (6) (7) Total 674 624 704 735 (€mm) 2008A 2009A 2010E 2011E CapEx Press 10 7 5 5 Radio 17 13 12 12 Publishing 52 46 42 44 Audiovisual 99 57 59 58 Digital 3 2 1 1 Others 9 2 - 1 Total 190 128 119 121 Source: Company information >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> Note: Current Company projections may vary depending upon economic & market conditions in 2010 & 2011 and upon realization of the Operating Efficiency Plan in 2011

AppendixB:AdditionalTransactionDetails

Summary of Liberty-Backed Recapitalization

Cash Sources	€mm
Sale of 30% Stake in Media Capital	100
Sale of 25% Stake in Santillana	230
Sale of 22% Stake in D+ to Telefonica	485
Sale of 22% Stake in D+ to Mediaset	485
Liberty and Rights Issue Proceeds[1]	660
Total	**1,960**

Cash Uses	€mm
Prisa - Prepayment of Bridge and Syndicated Facilities	704
Sogecable - Prepayment of Syndicated Facility	720
Sogecable - Prepayment of Subordinated Debt to Telefonica	232
Repayment of Bilateral Loans	45
Retained to Normalize Working Capital Terms	104
Retained to Fund Operational Restructuring Initiatives	95
Transaction Costs	60
Total	**1,960**

Status Quo

Current Debt Outstanding	€mm
Prisa Bridge and Syndicated Facilities	3,583
Prisa Subordinated Debt	134
Prisa Group Bilaterals ex. Sogecable	328
Total (ex. Sogecable)	**4,045**
Sogecable Syndicated Facility	720
Sogecable Subordinated Debt	232
Sogecable Bilaterals	14
Total (incl. Sogecable)	**5,011**
Total Debt / 2010E EBITDA (€704mm)[1]	**7.1x**
Net Debt / 2010E EBITDA[1]	**6.9x**

Post-Recapitalization

Debt Position Post Prepayments	€mm	Change (€mm)
Prisa Bridge and Syndicated Facilities	2,879	(704)
Prisa Subordinated Debt	134	0
Prisa Group Bilaterals ex. Sogecable	297	(31)
Total (ex. Sogecable)	**3,310**	**(735)**
Sogecable Syndicated Facility	0	(720)
Sogecable Subordinated Debt	0	(232)
Sogecable Bilaterals	0	(14)
Total (incl. Sogecable)	**3,310**	**(1,701)**
Total Debt / 2010E EBITDA (€704mm)[1]	**4.7x**	
Net Debt / 2010E EBITDA[1]	**4.3x**	

Note:
1 Illustrative figure based on the deal exchange rate of €1.00 = $1.364
2 2010E EBITDA is based on Company projections

Source: Company information

38

>> Additional Prisa Materials >> **Transaction Materials** >> Trading Comparables >>

ProFormaCapitalizationofPrisa Notes: Status Quo PF Asset Sales & (est. Dec 31, 2009) Liberty Merger(1,2) Total Debt € 5,011 € 3,310 Total Cash 157 301 Net Debt € 4,854 € 3,009 Total Debt / 2010E EBITDA(3) 7.1x 4.7x Net Debt / 2010E EBITDA(3) 6.9x 4.3x Reflects net cash proceeds from sale of Media Capital stake (€100 million), Santillana stake (€230 million), Digital+ stakes (€970 million) and treasury stock (€23 million); assumes 18.3% Telecinco stake remains in Prisa Liberty cash infusion of $930 million (€660 million) used towards debt reduction less €100 million retained for working capital, less €95 million of operational restructuring initiatives and Prisa transaction expenses Based on Company projections >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> Source: Company information

General Terms At closing, each Liberty share will receive a targeted value of $11 per share of Prisa ADSs and Non-Voting Convertible Shares, as defined below Consideration - illustration based on Deal Price of €3.518 and $/€ Exchange Rate of 1.364; assuming no redemptions: On the basis of up to 137.1 million Liberty shares , each Liberty share would receive 1.547 Prisa ADS and 0.358 Non-Voting Convertible Shares: 212.1 million ADSs issued to Liberty shareholders based on the Deal Price Each Prisa ADS represents one Prisa common share The Deal Price was calculated as the volume-weighted average closing price of Prisa stock and $/€ exchange rate for the last 30 calendar days preceding announcement 49.0 million Non-Voting Convertible Shares with total face value of $490.0 million (€360 million) and 7% coupon Warrantholders would receive a targeted value of $2.15 per share through a combination of cash, Prisa Ordinary shares and Prisa Non Voting Convertible Shares Depending on the result of Prisa's Rights Issue to current shareholders, cash component would vary between $1.04 to $2.02 per warrant Current Shareholder Rights Issue: Grupo Prisa has reserved a €150 mm rights issue for Prisa current shareholders Only the minority shareholders will participate in the offering, limiting size to €45 million Prisa shares will be offered to those subscribing to the rights offering at €3.08 per share 14.6 mm of Prisa shares would be issued if 100% of existing minority shareholders participated in the offering Liberty shareholders and warrantholders will comprise over 50% of Prisa's shareholder base on a fully diluted basis Pro Forma Ownership (post-conversion of Non-Voting Convertible Shares): With 0% of minority rights exercised: Liberty: 57.1%; Prisa Historical Shareholders: 30.05%; Prisa Minority Shareholders: 12.8% With 14.6 mm of minority shares sold: Liberty: 54.3%; Prisa Historical Shareholders: 30.05%; Prisa Minority Shareholders: 15.7% Other Conditions The ADSs and Convertible Preferred Shares will be traded in the US (NASDAQ or NYSE) As part of the transaction, Prisa will request the Liberty sponsors to renounce their co-investment rights SummaryOfProposedTransaction >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>>

Summary of Proposed Transaction

Consideration to Liberty Shareholders[1]

Consideration Received	Description	Consideration per Liberty Share	Targeted Value per Liberty Share	% of Value
Ordinary Shares	Represents one Class A share Listed on US national stock exchange	1.547	$ 7.42	67.5%
Non-Voting Convertible Shares	Stated value of $10.00 per share No voting rights until conversion Will receive 7% cash dividends on $10.00 Convertible at option of holder starting 2 years from closing Convertible at option of PRISA starting 5 years from closing Listed on US national stock exchange	0.358	$ 3.58	32.5%
Targeted Value			**$ 11.00**	**100.0%**

Consideration to Liberty Unitholders, reflecting Proposed Warrant Exchange[1]

Consideration Received	Description	Consideration per Liberty Unit	Targeted Value per Liberty Unit
Ordinary Shares	As above	1.625	$ 7.80
Non-Voting Convertible Shares	As above	0.376	$ 3.76
Cash	Anticipated cash payment under Warrant Exchange		$ 0.52
Targeted Value			**$ 12.08**

Note:
1 With 0% Rights subscription; based on Deal Price

>> Additional Prisa Materials>>**Transaction Materials**>>Trading Comparables>>

41

ProposedWarrantExchange1 Liberty Warrantholders would receive a targeted value of $2.15 of value from the above proposed Warrant Exchange The transaction would result in the equivalent of an increase in Liberty shares outstanding from 129.4m to 131.7m >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> Note: 1 With 0% Rights subscription; based on Deal Price Targeted Value to be offered per Warrant 2.15 $ Number of Warrants Outstanding (mm) 76.7 Targeted Value offered in Warrant Exchange (mm) 165.0 $ Cash Component 80.0 $ Stock Component 85.0 $ Equivalent of new Liberty Shares to be issued in Warrant Exchange (at $11/share) (mm) 7.7 Proposed Warrant Exchange Targeted Value offered per Warrant Consideration $ Value % Value Cash Component $1.04 $1.04 48.5% Prisa Ordinary Share 0.156 $0.75 34.8% Prisa Non-Voting Convertible Share 0.036 $0.36 16.7% Total $2.15 100.0% Breakdown of Targeted Value per Warrant

TargetedConsiderationToLibertyShareholdersAndWarrantholders1 >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> The Proposed Transaction delivers a targeted value to Liberty shareholders of $1,508 million or $11 per share Note: 1 With 0% Rights subscription; based on Deal Price Prisa ADSs / Ordinary Shares Prisa ADSs / Non-Voting Convertible Shares Total Shares Received 212.1m 49.0m Deal Price €3.518 $10.00 Deal Exchange Rate $/€: 1.364 $1,017.9 + $490.3 = $1,508.1 ÷ Pro Forma Liberty Shares Outstanding Eligible for Exchange 137.1m = Targeted Value per Liberty Share $11.00 Targeted Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) $12.08 Total Consideration to Liberty - Illustration based on Deal Price

RightsIssueToPrisaShareholders >> Additional Prisa Materials>>Transaction Materials>>Trading Comparables>> A maximum of €45 million of cash would be raised from Prisa's current minority shareholders (in Prisa's €150 million Rights Issue reserved for its current shareholders) Current shareholders will be offered the opportunity to purchase ordinary shares for €3.08 Consideration to Liberty warrantholders will be adjusted to reflect the amount of cash raised in the rights issue Liberty warrantholders will still receive a targeted value of $2.15 per warrant through a combination of cash, Prisa ordinary shares and convertible non-voting shares Cash allocation to warrantholders will be capped at $2.02 per warrant and will be adjusted downwards should some minority shareholders of Prisa not subscribe to the rights offering Warrantholders will receive between $1.04 - $2.02 of cash per warrant, as illustrated in the table below Consideration per Liberty Warrant Prisa Shareholders' Subscription (in millions) € 0 € 22.4 € 44.9 Cash $ 1.04 $ 1.53 $ 2.02 Ordinary Shares $ 0.75 $ 0.42 $ 0.09 Non-Voting Convertible Shares $ 0.36 $ 0.20 $ 0.04 Targeted Value per Warrant $ 2.15 $ 2.15 $ 2.15

AppendixC:TradingComparables

Comparable Company Trading Multiples

Trading Data and Size (in € million, except share information)

	(€mm, unless stated) Trading Data and Size	Stock Price 3/5/10	Market Cap	Enterprise Value	Revenue 2010E	Revenue 2011E	EBITDA 2010E	EBITDA 2011E	EPS 2010E	EPS 2011E
Diversified	Walt Disney Co.	24.39	47,302	55,961	27,747	30,512	6,530	7,163	1.48	1.73
	Time Warner Inc.	22.42	25,789	33,436	19,502	20,233	4,473	4,772	1.57	1.79
	News Corp.	10.59	27,779	33,921	23,861	24,469	4,182	4,572	0.73	0.81
	Viacom, Inc.	22.28	13,532	18,031	10,284	10,191	2,396	2,631	1.83	2.08
	Max	24.39	47,302	55,961	27,747	30,512	6,530	7,163	1.83	2.08
	Median	22.35	26,784	33,679	21,681	22,351	4,327	4,672	1.52	1.76
	Min	10.59	13,532	18,031	10,284	10,191	2,396	2,631	0.73	0.81
	Mean	19.92	28,601	35,337	20,348	21,351	4,395	4,785	1.40	1.60
Audiovisual	British Sky Broadcasting Group p	6.24	10,945	13,005	6,884	7,433	1,465	1,805	0.40	0.55
	Cyfrowy Polsat SA	3.87	1,038	1,018	385	412	103	117	0.28	0.32
	ITV plc	0.58	2,265	3,489	2,106	2,178	331	452	0.03	0.05
	TF1 Group	12.34	2,632	2,670	2,413	2,500	207	324	0.40	0.76
	Metropole Television M6	18.94	2,436	2,074	1,425	1,482	279	297	1.06	1.15
	Gestevision Telecinco, SA	10.57	2,569	2,784	813	929	174	243	0.44	0.61
	Antena 3 de Television SA	7.47	1,498	1,678	779	835	139	176	0.44	0.56
	RTL Group SA	53.50	8,219	8,729	5,465	5,647	909	1,004	3.25	3.78
	Mediaset SpA	5.84	6,637	8,472	4,186	4,477	1,236	1,382	0.32	0.39
	ProSiebenSat 1 Media AG	11.31	2,406	5,947	2,780	2,869	688	724	1.12	1.25
	Max	53.50	10,945	13,005	6,884	7,433	1,465	1,805	3.25	3.78
	Median	9.02	2,503	3,136	2,259	2,339	305	388	0.42	0.59
	Min	0.58	1,038	1,018	385	412	103	117	0.03	0.05
	Mean	13.07	4,065	4,987	2,724	2,876	553	653	0.77	0.94
Publishing	Reed Elsevier plc	5.69	13,202	19,170	7,343	7,493	2,133	2,277	0.62	0.67
	RCS MediaGroup SpA	1.21	917	2,177	2,223	2,269	201	240	0.03	0.07
	Lagardere SCA	28.70	3,640	5,882	7,889	8,070	694	756	2.79	3.13
	Arnoldo Mondadori Editore SpA	2.90	694	1,113	1,503	1,519	148	171	0.23	0.28
	John Wiley & Sons Inc.	31.79	1,866	2,405	1,237	na	251	na	2.07	na
	The McGraw-Hill Companies, Inc	25.92	8,184	8,400	4,591	4,871	1,216	1,379	1.93	2.16
	Pearson plc	10.99	8,913	11,530	6,301	6,512	1,106	1,169	0.75	0.80
	Max	31.79	13,202	19,170	7,889	8,070	2,133	2,277	2.79	3.13
	Median	10.99	3,640	5,882	4,591	5,692	694	962	0.75	0.73
	Min	1.21	694	1,113	1,237	1,519	148	171	0.03	0.07
	Mean	15.31	5,345	7,240	4,441	5,123	821	999	1.20	1.18
	Grupo Prisa SA	3.30	722	5,697	3,286	3,395	648	727	0.77	1.07

Source: Capital IQ

>> Additional Prisa Materials>>Transaction Materials>>**Trading Comparables**>>

46

Comparable Company Trading Multiples

Leverage and Trading Multiples

	Leverage and Trading Multiples	Total Debt/ 2009E EBITDA	EBITDA Margin 2010E	EBITDA Margin 2011E	TEV/ Revenue 2010E	TEV/ Revenue 2011E	TEV/ EBITDA 2010E	TEV/ EBITDA 2011E	P/ E 2010E	P/ E 2011E
Diversified	Walt Disney Co.	1.5x	23.5	23.5	2.0x	1.8x	8.6x	7.8x	16.5x	14.1x
	Time Warner Inc.	2.4	22.9	23.6	1.7	1.7	7.5	7.0	14.3x	12.5x
	News Corp.	2.5	17.5	18.7	1.4	1.4	8.1	7.4	14.5x	13.1x
	Viacom, Inc.	2.0	23.3	25.8	1.8	1.8	7.5	6.9	12.2x	10.7x
	Max	2.5x	23.5	25.8	2.0x	1.8x	8.6x	7.8x	16.5x	14.1x
	Median	2.2	23.1	23.5	1.7	1.7	7.8	7.2	14.4	12.8
	Min	1.5	17.5	18.7	1.4	1.4	7.5	6.9	12.2	10.7
	Mean	2.1	21.8	22.9	1.7	1.7	7.9	7.3	14.4	12.6
Audiovisual	British Sky Broadcasting Group	1.8	21.3	24.3	1.9	1.7	8.9	7.2	15.5x	11.3x
	Cyfrowy Polsat SA	0.2	26.8	28.5	2.6	2.5	9.9	8.7	13.7x	12.1x
	ITV plc	5.3	15.7	20.7	1.7	1.6	10.5	7.7	19.0x	11.2x
	TF1 Group	3.9	8.6	13.0	1.1	1.1	12.9	8.2	nm	16.3x
	Metropole Television M6	0.2	19.6	20.1	1.5	1.4	7.4	7.0	17.8x	16.5x
	Gestevision Telecinco, SA	1.2	21.4	26.2	3.4	3.0	16.0	11.4	23.9x	17.4x
	Antena 3 de Television SA	1.3	17.8	21.1	2.2	2.0	12.1	9.5	16.9x	13.2x
	RTL Group SA	0.2	16.6	17.8	1.6	1.5	9.6	8.7	16.5x	14.2x
	Mediaset SpA	1.4	29.5	30.9	2.0	1.9	6.9	6.1	18.3x	15.1x
	ProSiebenSat.1 Media AG	7.8	24.7	25.2	2.1	2.1	8.6	8.2	10.1x	9.0x
	Max	7.8x	29.5	30.9	3.4x	3.0x	16.0x	11.4x	23.9x	17.4x
	Median	1.3	20.4	22.7	2.0	1.8	9.7	8.2	16.9	13.7
	Min	0.2	8.6	13.0	1.1	1.1	6.9	6.1	10.1	9.0
	Mean	2.3	20.2	22.8	2.0	1.9	10.3	8.3	16.9	13.6
Publishing	Reed Elsevier plc	2.8	29.1	30.4	2.6	2.6	9.0	8.4	11.3x	10.4x
	RCS MediaGroup S.p.A	7.6	9.0	10.6	1.0	1.0	10.8	9.1	nm	18.6x
	Lagardere SCA	4.3	8.8	9.4	0.7	0.7	8.5	7.8	10.3x	9.2x
	Arnoldo Mondadori Editore SpA	4.3	9.9	11.2	0.7	0.7	7.5	6.5	12.4x	10.3x
	John Wiley & Sons Inc.	2.3	20.3	nm	1.9	na	9.6	na	15.4x	na
	The McGraw-Hill Companies, Inc	0.7	26.5	28.3	1.8	1.7	6.9	6.1	13.4x	12.0x
	Pearson plc	2.6	17.5	18.0	1.8	1.8	10.4	9.9	14.7x	13.7x
	Max	7.6x	29.1	30.4	2.6x	2.6x	10.8x	9.9x	15.4x	18.6x
	Median	2.8	17.5	14.6	1.8	1.3	9.0	8.1	12.9	11.2
	Min	0.7	8.8	9.4	0.7	0.7	6.9	6.1	10.3	9.2
	Mean	3.5	17.3	18.0	1.5	1.4	9.0	8.0	12.9	12.4
	Grupo Prisa SA	8.0x	19.7%	21.4%	1.7x	1.7x	8.8x	7.8x	4.3x	3.1x

Source: Capital IQ

47

>> Additional Prisa Materials>>Transaction Materials>>**Trading Comparables**>>